SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: April 4, 2001
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2001-6)
    -------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-72459                     13-3408713
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
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   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

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(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

      The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2001-6. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2001-6 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2001-6 REMIC Pass-Through Certificates.

      On April 26, 2001, CMSI is to transfer to the Trustee Mortgage Loans
(1) evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before April 1, 2001) as of April 1, 2001 of $909,244,003.16. Information below is provided with respect to all Mortgage Loans expected to be included in the Mortgage Pool.

      The total number of Mortgage Loans as of April 1, 2001 was 2473. The weighted average interest rate on the Mortgage Loans (before deduction of servicing fee) (the "Note Rate of the Mortgage Loans") as of April 1, 2001 was 7.122%. The weighted average remaining term to stated maturity of the Mortgage Loans as of April 1, 2001 was 328.67 months. All Mortgage Loans have original maturities of at least 20 but no more than 30 years. None of the Mortgage Loans were originated prior to March 1, 1995 or after April 1, 2001. The weighted average original term to stated maturity of the Mortgage Loans as of April 1, 2001 was 358.76 months.

      None of the Mortgage Loans has a scheduled maturity later than April 1, 2031. Each Mortgage Loan had an original principal balance of not less than $237,500 nor more than $1,400,000. Mortgage Loans having an aggregate Adjusted Balance of $41,947,022 as of April 1, 2001 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the Mortgage Loans as of April 1, 2001 was 69.2%. No more than $11,110,304 of the Mortgage Loans are secured by Mortgaged Properties located in any one zip code. At least 98% (2) of the Mortgage Loans are secured by Mortgaged Properties determined by CitiMortgage, Inc. to be the primary residence of the borrower ("Mortgagor").


-----------

1 Capitalized terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-72459).

2 Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

      At least 99% of the Mortgage Loans will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 1% of the Mortgage Loans will be Mortgage Loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 69% of the Mortgage Loans will be refinanced Mortgage Loans originated using alternative or streamlined underwriting policies.

      All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date.

      Discount Mortgage Loans will consist of Mortgage Loans with Net Note Rates
(NNRs) less than 6.500%. Premium Mortgage Loans will consist of Mortgage Loans with NNRs greater than or equal to 6.500%. The aggregate Adjusted Balance outstanding as of the Cut-off Date of the Discount Mortgage Loans and the Premium Mortgage Loans was $47,595,653 and $861,648,350, respectively. The weighted average Note Rate of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 6.516% and 7.156%, respectively. The weighted average remaining term to stated maturity of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 329.71 months and 328.61 months, respectively.

      The following tables set forth information regarding the Mortgage Loans as of April 1, 2001.


                     YEARS OF ORIGINATION OF MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

1995                                  8                           $2,500,015

1996                                 20                           $9,228,089

1997                                 19                           $7,011,583

1998                               2423                         $888,882,900

1999                                  2                           $1,323,798

2000                                  1                             $297,618


Total                              2473                         $909,244,003
                                   ====                         ============



                  TYPES OF DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                    2281                         $837,632,007

Multi-family Dwellings*              22                          $10,177,627

Townhouses                           41                          $14,030,031

Condominium Units (one to four       63                          $22,082,854
stories high)

Condominium Units (over four         32                          $13,098,146
stories high)

Cooperative Units                    34                          $12,223,338


Total                              2473                         $909,244,003
                                   ====                         ============


-----------

*   Multi-family dwellings are 2-family and 3-family.

             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                           2452                         $899,390,557

2-family                             19                           $8,965,290

3-family                              2                             $888,156


Total                              2473                         $909,244,003
                                   ====                         ============



                             SIZE OF MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                    4                             $448,548

$150,000 through $199,999             3                             $537,399

$200,000 through $249,999            20                           $4,683,204

$250,000 through $299,999           685                         $193,270,542

$300,000 through $349,999           683                         $221,115,261

$350,000 through $399,999           412                         $154,330,799

$400,000 through $449,999           252                         $107,055,441

$450,000 through $499,999           182                          $86,282,010

$500,000 through $549,999            79                          $41,378,112

$550,000 through $599,999            62                          $35,597,412

$600,000 through $649,999            45                          $27,899,936

$650,000 through $699,999            19                          $12,871,441

$700,000 through $749,999             2                           $1,459,808

$750,000 through $799,999             6                           $4,622,452

$800,000 through $849,999             4                           $3,303,826

$850,000 through $899,999             4                           $3,491,783

$900,000 through $949,999             2                           $1,812,095

$950,000 through $999,999             7                           $6,767,523

$1,000,000 and over                   2                           $2,316,412


Total                              2473                         $909,244,003
                                   ====                         ============

                  DISTRIBUTION OF MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Note Rate                         Loans                    Balances Outstanding
-------------                     ---------                --------------------

5.875% - 6.000%                       1                             $533,856

6.001% - 6.500%                      66                          $23,829,401

6.501% - 7.000%                     937                         $350,777,517

7.001% - 7.500%                    1355                         $492,046,142

7.501% - 8.000%                     111                          $40,929,480

8.001% - 8.250%                       3                           $1,127,608


Total                              2473                         $909,244,003
                                   ====                         ============



                         DISTRIBUTION OF MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and Below                      1                            $533,856

65.001% - 75.000%                    66                         $23,829,401

75.001% - 80.000%                   937                        $350,777,517

80.001% - 85.000%                  1355                        $492,046,142

85.001% - 90.000%                   111                         $40,929,480

90.001% - 95.000%                     3                          $1,127,608


Total                              2473                        $909,244,003
                                   ====                        ============

                           GEOGRAPHIC DISTRIBUTION OF
                          MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------



Alabama                              10                          $3,894,453
Alaska                                1                            $487,838
Arizona                              18                          $6,318,529
Arkansas                              4                          $1,297,454
California                         1372                        $506,499,944
Colorado                             34                         $11,370,877
Connecticut                          74                         $29,156,083
Delaware                              7                          $2,356,404
District of Columbia                 12                          $4,086,232
Florida                              34                         $12,217,229
Georgia                              55                         $20,119,603
Hawaii                                3                          $1,897,788
Illinois                             66                         $24,712,140
Indiana                               1                            $439,528
Iowa                                  2                            $666,489
Kansas                                2                            $831,939
Kentucky                              2                            $650,479
Louisiana                             3                          $1,148,657
Maryland                             80                         $29,642,608
Massachusetts                        90                         $30,594,600
Michigan                             13                          $4,530,881
Minnesota                            10                          $4,106,244
Missouri                             17                          $6,284,677
Nevada                                9                          $3,269,741
New Hampshire                         3                            $829,898
New Jersey                           84                         $30,536,820
New Mexico                            5                          $1,964,288
New York                            244                         $92,047,896
North Carolina                       36                         $12,802,524
Ohio                                  6                          $1,862,786
Oklahoma                              1                            $981,741
Oregon                                1                            $385,801
Pennsylvania                         12                          $4,128,254
Rhode Island                          3                          $1,094,678
South Carolina                       11                          $4,136,027
Tennessee                            17                          $6,810,831
Texas                                27                          $9,594,998
Utah                                  2                            $576,918
Virginia                             66                         $23,287,191
Washington                           34                         $10,995,324
Wisconsin                             2                            $627,611


Total                              2473                        $909,244,003
                                   ====                        ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: April 4, 2001